SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2006

Promotora Valle Hermoso Corporation
609 Hampshire Lane Oviedo, FL. 32765 Tel: (407) 435-9715

Commission File Number -----------000-27199

(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

ྑ	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ྑ	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ྑ	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ྑ	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

ITEM 8.01  OTHER EVENTS

On October 31, 2006, Promotora Valle Hermoso, Inc. issued a press release announcing that the company has closed on the purchase of 20,450 square feet of land in the northern part of Quito, Ponciano county, Ecuador pursuant to a stock purchase agreement. The acquisition was completed in exchange for 228,857 restricted common shares of Promotora Valle Hermoso. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 8.01  FINANCIAL STATEMENTS AND EXHIBITS

99.1  Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Promotora Valle Hermoso Corporation

Date: November 1, 2006	By:	s/ Maria Fernanda Rosales
Maria Fernanda Rosales
President and CEO